DIREXION SHARES ETF TRUST
Direxion Daily Energy Bear 2X Shares (ERY)
Direxion Daily CSI China Internet Index Bull 2X Shares (CWEB)
Direxion Daily FTSE China Bull 3X Shares (YINN)

Supplement dated April 29, 2022 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)
dated February 28, 2022, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily Energy Bear 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, and the Direxion Daily FTSE China Bull 3X Shares (each, a “Fund” and collectively, the “Funds”), reverse splits of the issued and outstanding shares of the Funds.
After the close of the markets on May 27, 2022 (the “Record Date”), each Fund will affect reverse splits of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Energy Bear 2X Shares	1 for 10	90%
Direxion Daily CSI China Internet Index Bull 2X Shares	1 for 10	90%
Direxion Daily FTSE China Bull 3X Shares	1 for 20	95%
Effective May 31, 2022, each Fund’s CUSIP will change as noted in the table below:
Fund Name	Current CUSIP	New CUSIP
Direxion Daily Energy Bear 2X Shares	25460E554	25460G179
Direxion Daily CSI China Internet Index Bull 2X Shares	25460E505	25460G187
Direxion Daily FTSE China Bull 3X Shares	25459W771	25460G195
As a result of these reverse splits, every ten or twenty shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten- or twenty-times higher for the Funds. Shares of the Funds will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on May 31, 2022.
The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse splits. The tables below illustrate the effect of a hypothetical one-for-ten or one-for-twenty reverse split anticipated for the Funds:
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$10	$1,000
Post-Split	10	$100	$1,000
1-for-20 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$10	$1,000
Post-Split	5	$200	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.